EXHIBIT 99.2
                                 ------------

                                 Confirmations

[BEAR STEARNS LOGO]
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009

DATE:                      March 30, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7952 - Amended

This Confirmation and Agreement is amended as of March 30, 2006 and supersedes
------------------------------------------------------------------------------
all previous Confirmations and Agreements regarding this Transaction.
--------------------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:              Rate Cap

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 2 of 13

     /\Notional Amount:                With respect to any Calculation Period,
                                       the lesser of (i) the amount set forth
                                       for such period in the attached
                                       Schedule of Notional Amounts and (ii)
                                       the aggregate Certificate Principal
                                       Balance of the Rast 2006 A2 Class A1
                                       Certificates immediately prior to the
                                       related Distribution Date (as each such
                                       term is defined in the Pooling and
                                       Servicing Agreement).

     Trade Date:                       February 24, 2006

     Effective Date:                   March 30, 2006

     Termination Date:                 October 25, 2010

     Fixed Amount (Premium):

          Fixed Rate Payer:            Counterparty

          Fixed Rate Payer
          Payment Date:                February 28, 2006

          Fixed Amount:                USD 80,000

     Floating Amounts:

          Floating Rate Payer:         BSFP

          Cap Rate:                    5.60000%

          Floating Rate Payer
          Period End Dates:            The 25th calendar day
                                       of each month during the Term of
                                       this Transaction, commencing April
                                       25, 2006 and ending on the
                                       Termination Date, with No
                                       Adjustment.

          Floating Rate Payer
          Payment Dates:               Early Payment shall be applicable. One
                                       Business Day preceding each Floating
                                       Rate Payer Period End Date.

          Floating Rate Option:        USD-LIBOR-BBA, provided, however, that
                                       if the Floating Rate determined from
                                       such Floating Rate Option for any
                                       Calculation Period is greater than
                                       9.10000% then the Floating Rate
                                       for such Calculation Period shall
                                       be deemed to be 9.10000%.

          Designated Maturity:         One month

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 3 of 13

          Floating Rate Day
          Count Fraction:              30/360

          Reset Dates:                 The first day of each Calculation
                                       Period.

          Compounding:                 Inapplicable

     Business Days for payments:       New York and London

     Business Day Convention:          Modified Following

     Additional Amount:                In connection with amending this
                                       Transaction USD 134,000 is payable by
                                       Counterparty to BSFP on March 10, 2006.

     Additional Amount:                In connection with amending this
                                       Transaction USD 2,000 is payable by
                                       Counterparty to BSFP on March 30, 2006.

3.   Additional Provisions:            Each party hereto is hereby advised and
                                       acknowledges that the other party has
                                       engaged in (or refrained from engaging
                                       in) substantial financial transactions
                                       and has taken (or refrained from
                                       taking) other material actions in
                                       reliance upon the entry by the parties
                                       into the Transaction being entered into
                                       on the terms and conditions set forth
                                       herein and in the Confirmation relating
                                       to such Transaction, as applicable.
                                       This paragraph shall be deemed repeated
                                       on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 4 of 13

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 5 of 13

Party required           Form/Document/                  Date by which to
to deliver               Certificate                     be delivered
document

BSFP and                 Any document required or        Promptly after the
the Counterparty         reasonably requested to         earlier of (i)
                         allow the other party to        reasonable demand by
                         make payments under this        either party or (ii)
                         Agreement without any           learning that such
                         deduction or withholding        form or document is
                         for or on the account of        required
                         any Tax or with such
                         deduction or withholding at
                         a reduced rate

(2)  Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 6 of 13

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6)   Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:       383 Madison Avenue, New York, New York  10179
          Attention:     DPC Manager
          Facsimile:     (212) 272-5823

     with a copy to:

          Address:       One Metrotech Center North, Brooklyn, New York 11201
          Attention:     Derivative Operations - 7th Floor
          Facsimile:     (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:       4500 Park Granada
                         Mail Stop CH-143
                         Calabasas, CA 91302
          Attention:     Mr. Jeff Staab
          Facsimile:     818-225-3898
          Phone:         818-225-3279

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 7 of 13

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                    BSFP appoints as its
                    Process Agent:            Not Applicable

                    The Counterparty appoints as its
                    Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 8 of 13

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 9 of 13

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 10 of 13

5.   Account Details and
     Settlement Information:    Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 11 of 13

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       --------------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Brad Coburn
       --------------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:  Brad Coburn
       Title: Managing Director and Assistant Treasurer

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 12 of 13

                         SCHEDULE OF NOTIONAL AMOUNTS

From and including          To but excluding          Notional Amount
------------------          ----------------          ---------------
                                                           (USD)
                                                           -----
  Effective Date               25-Apr-2006             69,743,000.00
   25-Apr-2006                 25-May-2006             69,515,981.88
   25-May-2006                 25-Jun-2006             68,983,247.40
   25-Jun-2006                 25-Jul-2006             68,269,797.40
   25-Jul-2006                 25-Aug-2006             67,377,997.02
   25-Aug-2006                 25-Sep-2006             66,310,519.42
   25-Sep-2006                 25-Oct-2006             65,070,341.90
   25-Oct-2006                 25-Nov-2006             63,660,741.00
   25-Nov-2006                 25-Dec-2006             62,085,286.87
   25-Dec-2006                 25-Jan-2007             60,349,906.20
   25-Jan-2007                 25-Feb-2007             58,471,970.55
   25-Feb-2007                 25-Mar-2007             56,520,389.75
   25-Mar-2007                 25-Apr-2007             54,538,532.57
   25-Apr-2007                 25-May-2007             52,578,186.64
   25-May-2007                 25-Jun-2007             50,655,149.13
   25-Jun-2007                 25-Jul-2007             48,769,020.31
   25-Jul-2007                 25-Aug-2007             46,919,404.71
   25-Aug-2007                 25-Sep-2007             45,105,911.11
   25-Sep-2007                 25-Oct-2007             43,328,152.45
   25-Oct-2007                 25-Nov-2007             41,585,745.81
   25-Nov-2007                 25-Dec-2007             39,878,312.37
   25-Dec-2007                 25-Jan-2008             38,205,477.37
   25-Jan-2008                 25-Feb-2008             36,566,870.05
   25-Feb-2008                 25-Mar-2008             34,962,123.60
   25-Mar-2008                 25-Apr-2008             33,390,875.16
   25-Apr-2008                 25-May-2008             31,852,765.73
   25-May-2008                 25-Jun-2008             30,347,440.16
   25-Jun-2008                 25-Jul-2008             28,874,547.10
   25-Jul-2008                 25-Aug-2008             27,433,738.97
   25-Aug-2008                 25-Sep-2008             26,024,671.87
   25-Sep-2008                 25-Oct-2008             24,647,005.62
   25-Oct-2008                 25-Nov-2008             23,300,403.67
   25-Nov-2008                 25-Dec-2008             21,984,533.06

Reference Number: FXNEC7952 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 13 of 13

   25-Dec-2008                 25-Jan-2009             20,699,064.41
   25-Jan-2009                 25-Feb-2009             19,443,671.85
   25-Feb-2009                 25-Mar-2009             18,218,033.00
   25-Mar-2009                 25-Apr-2009             17,021,828.95
   25-Apr-2009                 25-May-2009             15,854,744.19
   25-May-2009                 25-Jun-2009             14,716,466.58
   25-Jun-2009                 25-Jul-2009             13,606,687.33
   25-Jul-2009                 25-Aug-2009             12,525,100.98
   25-Aug-2009                 25-Sep-2009             11,471,405.29
   25-Sep-2009                 25-Oct-2009             10,445,301.32
   25-Oct-2009                 25-Nov-2009             9,446,493.27
   25-Nov-2009                 25-Dec-2009             8,474,688.56
   25-Dec-2009                 25-Jan-2010             7,529,597.71
   25-Jan-2010                 25-Feb-2010             6,610,934.36
   25-Feb-2010                 25-Mar-2010             5,718,415.22
   25-Mar-2010                 25-Apr-2010             4,851,760.02
   25-Apr-2010                 25-May-2010             4,010,691.50
   25-May-2010                 25-Jun-2010             3,194,935.39
   25-Jun-2010                 25-Jul-2010             2,404,220.34
   25-Jul-2010                 25-Aug-2010             1,638,277.91
   25-Aug-2010                 25-Sep-2010              896,842.55
   25-Sep-2010              Termination Date            179,651.55

BEAR STEARNS
                     BEAR STEARNS FINANCIAL PRODUCTS INC.
                              383 MADISON AVENUE
                           NEW YORK, NEW YORK 10179
                                 212-272-4009





DATE:                      March 30, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7966 - Amended

This Confirmation and Agreement is amended as of March 30, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 2 of 13


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:     Rate Cap

     Notional Amount: With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in the attached Schedule of Notional Amounts and (ii) the aggregate Certificate Principal Balance of the Rast 2006 A2 Class A5 Certificates immediately prior to the related Distribution Date (as each such term is defined in the Pooling and Servicing Agreement).

     Trade Date:              March 3, 2006

     Effective Date:          March 30, 2006

     Termination Date:        August 25, 2010

     Fixed Amount (Premium):

         Fixed Rate Payer:    Counterparty

         Fixed Rate Payer
         Payment Date:        March 7, 2006

         Fixed Amount:        USD 126,500

     Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            5.30000%

         Floating Rate Payer
         Period End Dates:    The 25th calendar day of each month
                              during the Term of this Transaction, commencing
                              April 25, 2006 and ending on the Termination
                              Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:       Early   Payment   shall  be   applicable.   One
                              Business  Day preceding each Floating Rate Payer
                              Period End Date.

         Floating Rate        USD-LIBOR-BBA, provided, however,
         Option:              that if the Floating Rate determined from such
                              Floating Rate Option for any Calculation Period is greater than 8.80000% then the Floating Rate for such Calculation Period shall be deemed

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 3 of 13

                              to be 8.80000%.

         Designated Maturity: One month


         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for        New York and London
     payments:

     Business Day
     Convention:              Modified Following

     Additional Amount:       In  connection  with  amending  this  Transaction
                              USD 3,000 is payable by Counterparty to BSFP on March 30, 2006.

3.  Additional Provisions:    Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
    Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 4 of 13


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

    (i) Market Quotation will apply.

    (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3)  Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
    Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 5 of 13

Party required           Form/Document/          Date by which to
to deliver document      Certificate             be delivered

BSFP and                 Any document required   Promptly after the earlier of
the Counterparty         or reasonably           (i) reasonable demand by either
                         requested to allow      party or (ii) learning that
                         the other party to      such form or document is
                         make payments under     required
                         this Agreement
                         without any deduction
                         or withholding for or
                         on the account of any
                         Tax or with such
                         deduction or
                         withholding at a
                         reduced rate


(2) Other documents to be delivered are:

Party required   Form/Document/        Date by which to  Covered by Section 3(d)
to deliver       Certificate           be delivered      Representation
document

BSFP and         Any documents         Upon the          Yes
the Counterparty required by the       execution and
                 receiving party to    delivery of this
                 evidence the          Agreement and
                 authority of the      such Confirmation
                 delivering party or
                 its Credit Support
                 Provider, if any,
                 for it to execute
                 and deliver this
                 Agreement, any
                 Confirmation , and
                 any Credit Support
                 Documents to which
                 it is a party, and
                 to evidence the
                 authority of the
                 delivering party or
                 its Credit Support
                 Provider to perform
                 its obligations
                 under this
                 Agreement, such
                 Confirmation and/or
                 Credit Support
                 Document, as the
                 case may be

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 6 of 13

Party required   Form/Document/        Date by which to    Covered by Section 3
to deliver       Certificate           be delivered        (d) Representation
document
BSFP and         A certificate of an   Upon the            Yes
the Counterparty authorized officer    execution and
                 of the party, as to   delivery of this
                 the incumbency and    Agreement and
                 authority of the      such Confirmation
                 respective officers
                 of the party signing
                 this Agreement, any
                 relevant Credit
                 Support Document, or
                 any  Confirmation,
                 as the case may be

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 7 of 13


(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
    Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

    BSFP is not a Multibranch Party.

    The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f) Credit Support Document. Not applicable for either BSFP or the
    Counterparty.

(g) Credit Support Provider.

    BSFP: Not Applicable

    The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 8 of 13

    Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
    Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 9 of 13


          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

        NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 10 of 13


5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 11 of 13



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     --------------------------------
     Name: Annie Manevitz
     Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /s/ Brad Coburn
     --------------------------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name: Brad Coburn
     Title: Managing Director and Assistant Treasurer

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 12 of 13

                         SCHEDULE OF NOTIONAL AMOUNTS

    From and including          To but excluding           Notional Amount
    ------------------          ----------------           ---------------
                                                                (USD)
                                                                -----
      Effective Date               25-Apr-2006              30,000,000.00
       25-Apr-2006                 25-May-2006              29,686,676.85
       25-May-2006                 25-Jun-2006              29,277,213.28
       25-Jun-2006                 25-Jul-2006              28,809,899.90
       25-Jul-2006                 25-Aug-2006              28,285,830.71
       25-Aug-2006                 25-Sep-2006              27,706,250.39
       25-Sep-2006                 25-Oct-2006              27,072,551.63
       25-Oct-2006                 25-Nov-2006              26,386,271.90
       25-Nov-2006                 25-Dec-2006              25,649,089.53
       25-Dec-2006                 25-Jan-2007              24,863,502.55
       25-Jan-2007                 25-Feb-2007              24,035,804.23
       25-Feb-2007                 25-Mar-2007              23,189,171.19
       25-Mar-2007                 25-Apr-2007              22,338,094.27
       25-Apr-2007                 25-May-2007              21,499,618.74
       25-May-2007                 25-Jun-2007              20,678,809.85
       25-Jun-2007                 25-Jul-2007              19,875,372.96
       25-Jul-2007                 25-Aug-2007              19,089,018.30
       25-Aug-2007                 25-Sep-2007              18,319,460.95
       25-Sep-2007                 25-Oct-2007              17,566,420.68
       25-Oct-2007                 25-Nov-2007              16,829,621.94
       25-Nov-2007                 25-Dec-2007              16,108,793.75
       25-Dec-2007                 25-Jan-2008              15,403,669.64
       25-Jan-2008                 25-Feb-2008              14,713,987.56
       25-Feb-2008                 25-Mar-2008              14,039,489.80
       25-Mar-2008                 25-Apr-2008              13,379,922.96
       25-Apr-2008                 25-May-2008              12,735,037.83
       25-May-2008                 25-Jun-2008              12,104,589.35
       25-Jun-2008                 25-Jul-2008              11,488,336.54
       25-Jul-2008                 25-Aug-2008              10,886,042.41
       25-Aug-2008                 25-Sep-2008              10,297,473.92
       25-Sep-2008                 25-Oct-2008               9,722,401.91
       25-Oct-2008                 25-Nov-2008               9,160,601.00
       25-Nov-2008                 25-Dec-2008               8,611,849.61

Reference Number: FXNEC7966 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 13 of 13


       25-Dec-2008                 25-Jan-2009               8,075,929.79
       25-Jan-2009                 25-Feb-2009               7,552,627.25
       25-Feb-2009                 25-Mar-2009               7,041,731.25
       25-Mar-2009                 25-Apr-2009               6,543,034.57
       25-Apr-2009                 25-May-2009               6,056,333.41
       25-May-2009                 25-Jun-2009               5,581,427.39
       25-Jun-2009                 25-Jul-2009               5,118,119.44
       25-Jul-2009                 25-Aug-2009               4,666,215.79
       25-Aug-2009                 25-Sep-2009               4,225,525.88
       25-Sep-2009                 25-Oct-2009               3,795,862.33
       25-Oct-2009                 25-Nov-2009               3,377,040.88
       25-Nov-2009                 25-Dec-2009               2,968,880.32
       25-Dec-2009                 25-Jan-2010               2,571,202.47
       25-Jan-2010                 25-Feb-2010               2,183,832.13
       25-Feb-2010                 25-Mar-2010               1,806,597.00
       25-Mar-2010                 25-Apr-2010               1,439,327.64
       25-Apr-2010                 25-May-2010               1,081,857.46
       25-May-2010                 25-Jun-2010                 734,022.63
       25-Jun-2010                 25-Jul-2010                 395,662.04
       25-Jul-2010              Termination Date                66,617.28